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                                                                   EXHIBIT 23.12

                             CONSENT OF JOSHUA RUCH


     I hereby consent to being named as a person chosen to become a director of GenVec, Inc. ("GenVec") in the Registration Statement on Form S-4 relating to the merger of Diacrin, Inc., with and into GenVec filed with the Securities and Exchange Commission on or about May 16, 2003.


     Dated: June 16, 2003                 /s/ Joshua Ruch
                                          -----------------------------
                                          Joshua Ruch